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                                  Exhibit 23.2


                  CONSENT OF INDEPENDENT PETROLEUM CONSULTANTS
                  --------------------------------------------


         We hereby consent to the incorporation by reference of our name in the Annual Report on Form 10-K of Blue Ridge Energy, Inc. (the "Company") for the year ended December 31, 2000, to which this consent is an exhibit.




                                      Wright & Company, Inc.



                                      By:  /s/ D. Randall Wright
                                           --------------------------
                                           President


March 27, 2001
Brentwood, Tennessee